UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 16, 2026

ALGORHYTHM HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41405	95-3795478
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6301 NW 5th Way, Suite 2900
Fort Lauderdale, FL	33309
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:	(954) 800-0425

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RIME	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations Item

1.01 Entry into a Material Definitive Agreement.

On May 2, 2025, Algorhythm Holdings, Inc. (the “Company”) issued a promissory note in the principal amount of $1,750,000 (the “Promissory Note”) to SemiCab, Inc., a Delaware corporation (the “Seller”), pursuant to an equity purchase agreement (the “Equity Purchase Agreement”) among the Company and its subsidiary, SemiCab Holdings, LLC, a Nevada limited liability company (“SemiCab Holdings”), and the Seller. The Promissory Note provides that $1,500,000 is due and payable by the Company on the first anniversary of the date of issuance, or May 2, 2026 (the “Initial Payment”), and the remaining $250,000 is due and payable by the Company on the 18-month anniversary of the date of issuance, or November 2, 2026.

On May 9, 2026, the Company and the Seller entered into a forbearance agreement pursuant to which: (i) the Seller irrevocably waived any default or event of default that was or will be caused under the Promissory Note as a result of the Company’s failure to pay the Initial Payment to the Seller on May 2, 2026, and (ii) the Seller will forbear from taking action with respect to any defaults or events of default arising after the date of the forbearance agreement with respect to the Company’s failure to make such payment that occur at any time on or prior to June 16, 2026.

On June 16, 2026, the Company and the Seller entered into a second forbearance agreement pursuant to which: (i) the Seller irrevocably waived any default or event of default that was or will be caused under the Promissory Note as a result of the Company’s failure to pay the Initial Payment to the Seller on May 2, 2026, and (ii) the Seller will forbear from taking action with respect to any defaults or events of default arising after date of the forbearance agreement with respect to the Company’s failure to make such payment that occur at any time on or prior to July 16, 2026.

The foregoing description of the second forbearance agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description
10.1	Forbearance Agreement, dated June 16, 2026, by and between Algorhythm Holdings, Inc. and SemiCab, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2026	ALGORHYTHM HOLDINGS, INC.

	By:	/s/ Alex Andre
	Name:	Alex Andre
	Title:	Chief Financial Officer and General Counsel